February 2024 Cano Health – Business Plan Presentation Exhibit 99.1

Disclaimer GENERAL: This presentation (“Presentation”) is for informational purposes only to assist investors, prospective investors and other parties (“Recipients”) in making their own evaluation with respect to Cano Health, Inc. (“Cano Health” or the “Company”, “our” or words of similar import). The information contained herein does not purport to be all‐inclusive, and neither the Company nor any of its nor any of its respective affiliates, directors, officers, employees, agents, shareholders or advisors (collectively, “Representatives”) makes any representation or warranty, express or implied, as to the accuracy, completeness, or reliability of the information contained in this Presentation. Certain information contained in this Presentation relates to or is based on studies, publications, surveys, and the Company’s own internal estimates and research. To the extent available, the industry, market and competitive position data contained in this Presentation are sourced from official or third-party sources. Third party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliable, but that there is no guarantee of the accuracy or completeness of such data. The Company has not independently verified the data contained therein. In addition, certain of the industry, market and competitive position data contained in this Presentation may be sourced from the Company’s own internal estimates based on the knowledge and experience of the Company’s management in the markets in which the Company operates. This data and its underlying methodology and assumptions have not been verified by any independent source for accuracy or completeness and are subject to change without notice. Accordingly, undue reliance should not be placed on any of the industry, market or competitive position data contained in this Presentation. In addition, certain data and other information included in this Presentation are based on a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source. The Company has not yet completed its quarter and year-end financial close processes for the quarter and year ended December 31, 2023. The preliminary, estimated financial results presented herein have not been audited and are based on information currently available to the Company. Accordingly, such results are subject to revision as a result of the Company’s completion of its normal quarter and year-end accounting closing procedures, including customary reviews and approvals, completion by the Company's independent registered public accounting firm of its audit of such financial statements, asset recoverability accounting analysis, the execution of its internal controls over financial reporting, final adjustments and other developments arising between now and the time that our financial results for the three months and year ended December 31, 2023 are finalized. As such, the Company's actual results may materially vary from the preliminary results presented in this Presentation. FORWARD-LOOKING STATEMENTS: Statements made in this Presentation that reflect our current view about future events and financial performance are hereby identified as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of these statements can be identified by terms and phrases such as “guidance,” “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions, and include, without limitation, our anticipated results of operations, including our long-range financial forecast for 2023 through 2028, including total membership, total revenue, medical cost ratio, Adjusted EBITDA, total medical centers, interest expense, stock-based compensation expense, de novo losses and capital expenditures, our business strategies, our projections with respect to third-party medical costs and capitated revenue, and our expectations regarding membership growth; our prospects and plans, and other aspects of our operations or operating results, as well as (i) the Company’s Transformation Program and the expected benefits from such activities, such as from the strategic terminations, the renegotiation of risk sharing arrangements and unprofitable center closings (including, without limitation, increases in the Company’s underwriting margin and reduced SG&A and DPE expenses and lower 3rd party patient expense and the expected $290 million of annualized savings to be achieved by 2025); (ii) the Company’s opportunity to grow into other attractive markets once the current business is stabilized; (iii) the expected impact of V28 being an underwriting margin headwind of roughly $90 million; and (iv) the Company’s financial projections and forecasts for FY 2024-2028. We caution readers of this Presentation that such “forward-looking statements,” including without limitation, those relating to our future business prospects, revenue, costs and expenses, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this Presentation or in other statements attributable to us. These forward-looking statements are estimates reflecting our judgment, assumptions and estimates which are inherently uncertain and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward-looking statements,” including, without limitation, delays or difficulties in, and/or unexpected or less than anticipated results from our efforts to (i) realize on our EBITDA opportunities from cost saving initiatives, such as due to lower than expected patient utilization rates; (ii) grow our membership, such as due to higher than expected competition for our patients’ services;; (iii) improve our profitability, enhanced cash flow, and/or liquidity, such as due to unexpected demands on our cash resources, higher than expected expenses and interest payments and/or lower than expected revenues; and/or (iv) achieve our long-range forecast and projections, such as due to one or more of the reasons set forth above and/or as described in the risk factors in our 2022 Form 10-K, as defined below, and our Annual Report on Form 10-K that we plan to file in 2024 and our Quarterly Reports on Form 10-Q filed during 2023 and 2024. Such forward-looking statements are based on numerous assumptions regarding the Company’s present and future business strategies and the environment in which it will operate in the future and there can be no assurance that the information or data contained in this Presentation is reflective of the Company’s actual future performance to any degree. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in forward‐looking statements include, among other, a wide variety of significant business, economic, competitive, and other risks, and uncertainties, including, but not limited to, various factors beyond management's control including general economic, market and industry conditions and other risks, as well as factors associated with companies, such as the Company, that are engaged in the healthcare industry; competition in the Company’s industry; changes to federal and state laws and regulations; failure to develop new technology and products; changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to our services; changes in our strategy, future operations, prospects and plans; our ability to realize expected results with respect to patient membership, total revenue and earnings; our ability to grow market share in existing markets or enter into new markets and continue our growth; our ability to predict and control our medical cost ratio, SG&A and DPE expenses and other costs; our ability to integrate our acquisitions and achieve desired synergies; changes in laws and regulations applicable to our business; our ability to maintain our relationships with health plans and other key payors; developments and uncertainties related to the DCE program; our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs; and/or our ability to grow our business; and our ability to recruit and retain qualified team members and independent physicians.

Disclaimer (cont.) FORWARD-LOOKING STATEMENTS (cont.): Actual results may also differ materially from such forward-looking statements for a number of other reasons, including those set forth in our filings with the SEC, including, without limitation, the risk factors identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 15, 2023, as amended by our Annual Report on Form 10-K/A, filed with the SEC on April 7, 2023 (as amended, the “2022 Form 10-K”), as well as our Annual Report on Form 10-K that we plan to file in 2024 and our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed or will file with the SEC during 2023 and 2024 (which may be viewed on the SEC’s website at http://www.sec.gov or on our website at http://www.investors.canohealth.com/ir-home). New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. This Presentation also contains certain financial projections, which constitutes forward‐looking information, and includes certain estimates and assumptions about expected medical costs, SG&A and DPE expenses and related savings and recent acquisitions and other transactions and should not be relied upon as necessarily being indicative of future results. Actual results may differ materially from the results contemplated by the financial projections contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation as to the accuracy or completeness of such information or by any person that the results reflected in such projections will be achieved. This Presentation speaks as of the date hereof or as of any such other date as expressly identified in this Presentation and shall not be deemed to be an indication of the state of affairs of, or the absence of any change or development in, the Company at any other point in time. NON-GAAP FINANCIAL MEASURES: This Presentation uses certain non-GAAP financial measures such as Underwriting Margin, Adjusted EBITDA, Adjusted EBITDA Margin %, Pro Forma EBITDA, PF EBITDA Margin % and Unlevered Free Cash Flow that are defined and reconciled to their most directly comparable GAAP measures in the appendices attached. These non-GAAP financial measures are not substitutes for their most directly comparable GAAP measures. Such financial information may not have been audited, reviewed or verified by any independent accounting firm. The inclusion of such non-GAAP financial information in this Presentation or any related discussion should not be regarded as a representation or warranty by the Company or any of its Representatives as to the accuracy or completeness of such information’s portrayal of the Company’s financial condition or results of operations and should not be relied upon in the absence of reviewing the Company’s GAAP results, such as those presented in its Form 10-Ks and Form 10-Qs. The principal limitation of these non-GAAP financial measures is that they exclude certain expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expense and income are excluded or included in determining these non-GAAP financial measures. We believe that these non-GAAP financial measures provide useful supplemental information in evaluating the performance of our business and provide greater understanding with respect to the results of our operations. We also believe these non-GAAP financial measures facilitate company-to-company operating performance comparisons by backing out interest expense, taxes, amortization, depreciation, certain non-recurring charges unrelated to operating performance and certain other adjustments. The Company's management uses certain of these non-GAAP financial measures as operating performance measures and as an integral part of its reporting and planning processes and to, among other things: (i) monitor and evaluate the performance of the Company's business operations, financial performance and overall liquidity; (ii) facilitate management's internal comparisons of the Company's historical operating performance of its business operations; (iii) facilitate management's external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of the Company's management team and, together with other operational objectives, as a measure in evaluating employee compensation, including bonuses and other incentive compensation; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. We believe these non-GAAP financial measures provide an additional tool, when used in combination with GAAP measures, for our management and investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other similar companies. Management believes that the non-GAAP financial measures provide useful information to investors about the performance of the Company's overall business because such measures eliminate the effects of certain charges that are not directly attributable to the Company's underlying operating performance. Additionally, management believes that providing the non-GAAP financial measures enhances the comparability for investors in assessing the Company’s financial reporting. We do not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Accordingly, the Company believes that the presentation of the non-GAAP financial measures, when used in conjunction with GAAP financial measures, are useful financial analytical measures that are used by management, as described above, and therefore can assist investors in assessing the Company's financial condition, operating performance and underlying strength. The non-GAAP financial measures should not be considered in isolation or as a substitute for their respective most directly comparable As Reported financial measures prepared in accordance with GAAP, such as net income/loss, operating income/loss, diluted earnings/loss per share or net cash provided by (used in) operating activities. Other companies may define such non-GAAP measures differently. These non-GAAP financial measures should be read in conjunction with the Company's financial statements and related footnotes filed with the SEC. A reconciliation of the Company’s non-GAAP measures to their most directly comparable GAAP measures is available in the appendices attached to this Presentation. However, pursuant to the applicable exemption under Regulation G and Item 10(e)(1)(i)(B) of the SEC’s Regulation S-K, we have not reconciled our expectations as to these non-GAAP financial measures for future periods to their most directly comparable GAAP financial measures because the Company cannot predict with a reasonable degree of certainty and without unreasonable efforts certain reconciling items, such as certain costs and expenses that are inherently uncertain and depend on various factors, some of which are outside of the Company's control. For these reasons, management is unable to assess the probable significance of the unavailable information, which could materially impact the computation of forward-looking GAAP financial measures. You should review our financial statements filed with the SEC, and not rely on any single financial measure to evaluate our business. See the Appendix for further information on the definition of the non-GAAP financial measures and reconciliations to their most directly comparable GAAP measures.

Table of Contents 1 Introduction 2 Executive Summary 8 3 Company Overview 17 4 Financial Overview Overview of Long-Range Plan Cost Transformation Program 23 24 27 5 Appendix 28

Acronym/Term Definition ACO REACH Accountable Care Organization Realizing Equity, Access and Community Health Capitated Revenue A fixed amount of money per patient per unit of time paid in advance to the physician for the delivery of health care services CMS Centers for Medicare and Medicaid Services DPE Direct Patient Expense – patient expenses incurred at PCP centers FFS Fee-for-Service MA Medicare Advantage MCR Medical Cost Ratio – measure of third-party patient expenses as a % of gross capitated revenue MRA Medicare Risk Adjustment MSO Management Services Organization, aka Affiliate PCP Primary Care Provider PMPM Per Member Per Month RAF Risk Adjustment Factor – used by CMS to determine amount paid per patient V28 Version 28 - a new Medicare Advantage reimbursement model Acronyms / Glossary

Management Introductions & Bios Founder and President of Healthy Partners, a provider of PCP services for Medicare patients for over 20 years Healthy Partners purchased by Cano in 2020 Bob Camerlinck COO Executive Director, UHC CFO, CarePlus VP Finance, Humana CFO, Care Management Resources Eladio Gil Interim CFO Senior Counsel, Kaiser Permanente General Counsel, Promise Healthcare David Armstrong General Counsel Founded and exited 9 companies CEO, Conviva - Humana CEO, Women’s Health Care President, Humana Mark Kent CEO

Patient Service Offerings Cano Health (“Cano” or the “Company”) delivers personalized, value-based primary care across its 97 medical centers and 250+ physician group affiliates Our reach and integrated services offer more ways to help more people, which present scalable solutions and real results. Primary Care Care Management Prescription Cano @Home Comprehensive patient assessment Chronic disease management Preventative health Specialty care coordination Personalized treatment plans Patient education and advocacy High-risk patient stratification Medication management guidance Acute triage and coordination Health risk assessment and mitigation Closing care gaps Onsite medication dispensing and delivery Personalized medication counseling Seamless integration with PCP/SPC care plans Specialty medication availability Dedicated in-home medical visits Short-term and long-term care solutions Enhanced post-operative recovery Preventative ER admission/readmission solutions

Executive Summary

New management has an extensive transformation plan underway after just ~6 months on the job Significant reduction in overhead costs already in process with $162M in run rate savings actioned Termination of several unprofitable affiliate relationships that were part of the Company’s management services organization (MSO) Process improvements to ensure patient risk codes are being correctly implemented and followed up on Proactive negotiations with payors to help manage the economics of increased benefit offerings to members/patients Sale of non-core assets (e.g., Texas and Nevada operations) Key Observations & Actions to Date Key Observations Actions Taken & Initiatives Underway Focus on top line growth in 2021-2022 resulted in unprofitable acquisitions, operational inefficiencies and inflated cost structure Strategy drifted away from Company’s core competencies in care management Industry is seeing a shift towards “value-based” Medicare model with new Medicare advantage enrollees now representing >50% of overall Medicare enrollments for the first time More competitive Medicare Advantage insurance market leading payors to offer higher level of benefits to capture market share (e.g., Flex/OTC cards), which pressured Cano’s third-party medical costs Move to CMS’ V28 reimbursement model to create significant Underwriting Margin headwind beginning in 2024

Cano’s Transformation Program Core Tenets of Cano Health’s Transformation Plan DPE & SGA Initiatives Operational Improvements Unprofitable Center Costings Member Growth Payor Relationships Strategic Terminations 1 2 3 4 5 6 Underwriting Margin Opportunities Cost Opportunities Mix of Underwriting Margin & Cost Opportunities

Most payor contracts are multi-year or contain annual renewals at year-end Proactive negotiations off-cycle to align contract terms with benefits being offered to members Negotiated changes to contracts include: Percent of premium increase Increase in upfront monthly cap payment Increase in risk-profile of high performing contracts Build on renewed focus on quality of care and demonstrate the proof of these efforts to enhance value proposition with payors Core Tenets of Cano’s Transformation Plan Strategic Terminations Payor Relationships A prior focus on gross revenue growth left Cano with unprofitable affiliate groups and health plans that led to declines in underwriting margin Affiliate actions: Renewed focus on quality over quantity Typically have ability to wind down affiliate groups within 60 days  Currently eliminating affiliates that are unprofitable and/or disengaged Health plan actions: Adopted a strategic approach to evaluate the cost-effectiveness and viability of payors Discontinuing partnerships with plans that did not meet performance and profitability standards 1 2 Strategic terminations will result in the termination of at least 180 affiliates and 2 notable payor contracts in 2024 Renegotiation of appropriate risk sharing arrangements expected to result in an increase in underwriting margin in 2024

Core Tenets of Cano’s Transformation Plan Operational Improvements 3 Call Center Revamp Establish KPIs Retrain Staff Patient Outreach ACTION DESCRIPTION Reduce call backlog by moving referral process to centers at no additional cost Decentralize scheduling to allow for local center scheduling Increase in underwriting margin and reduced DPE expense Higher member satisfaction and retention Better MRA/RAF scores Increased center utilization Lower third-party patient expense RESULT Focus on cost, particularly around generics, referrals and in-house service capabilities Enhance training for customer coding and member visit satisfaction Incentivize center leadership with a KPI-based bonus plan Key metrics: patient satisfaction, documentation efficiency and reduction in referrals, brand drugs, ER visits and hospital admissions More frequent touchpoints (appointments and calls) with patients Expand awareness of services such as walk-in availability and the urgent care line

Core Tenets of Cano’s Transformation Plan DPE and SG&A Initiatives 4 Implemented: Cost reductions already implemented throughout FY23 forecast to carry forward into FY24 with an annual run-rate of ~$162M Identified: ~$87M of additional cost reduction opportunities have been identified and are currently being refined Go-Get: ~$41M of additional opportunity has been designated as “go-get” and will involve further identification of cost savings opportunities to achieve full cost out potential ~$31M in costs to achieve (CTA) is estimated to implement the remaining pipeline of Identified and Go-Get savings To be actioned in 2024-25 Approximately $290M in Annualized Savings to be Achieved by 2025 $ in millions

Core Tenets of Cano’s Transformation Plan Unprofitable Center Closings 5 75 underperforming centers exited in 2023 Medicare members per center increases from 440 to 595 at YE 2023 Additional opportunity for center closures in 2024 based on four-wall profitability analyses currently underway Center Closures 2023 to 2024 Center closures & region exits in FY23 driving $80M+ in run rate DPE / SG&A cost savings Identified cost reductions TBD

Region Count South FL 79 North FL 18 Total 97 Core Tenets of Cano’s Transformation Plan Strategic Footprint 6 Florida Medicare Enrollment Density by County Cano Market Concentration Favorable demographics and industry tailwinds in existing markets Florida has the fastest growing Medicare eligible population in the country Cano presence in 9 of 10 largest Medicare Advantage markets in Florida Cano’s highest concentration of PCP centers is in Miami-Dade, Palm Beach and Broward Counties – the three largest Medicare markets in Florida and in the top 20 nationwide Value-based model is preferred choice in Florida with 64% of the state’s MA plans adopting this payment model Most existing centers are underutilized creating opportunity to grow membership with little cost in the near term Medicare Advantage enrollment in Florida increasing by 7% per year < 6,000 6,000 to 40,000 40,000 to 115,000 > 115,000

Core Tenets of Cano’s Transformation Plan Member Growth 6 Opportunity to responsibly grow into other attractive markets once current business is stabilized Cano is already partnered with the fastest growing payors for Medicare Advantage nationwide Additional Florida markets close to their existing footprint present opportunity for expansion Other states with a growing, high-density amount of Medicare patients ripe for additional entrants Entry into new markets to be done with patience and financial rigor unlike previous attempt to expand Notes:1. Source: KFF analysis of CMS Medicare Advantage Enrollment Files, 2010-2023

Company Overview

Business Model Description Cano Health provides Medicare-focused primary care health (PCP) services in Florida across its 122 medical centers and 250+ physician group affiliates Cano has a “value-based” business model that ties financial performance to the quality and cost of services it delivers to patients Value-based care model is desirable because it aligns the incentives of Providers, Payors, and Patients, driving better care and superior patient experiences This “at-risk” model transfers financial benefit (or risk) of over (or under) performing on 3rd party patient expenses from Payors to Cano By providing a comprehensive suite of services1 and using advanced digital tools2 Cano can better manage 3rd party patient expenses Cano’s core focus going forward is on Medicare Advantage (“MA”), which is the fastest growing segment in the healthcare market Recent market exits have re-focused Cano on the Florida market, one of the fastest growing and dense areas for senior healthcare services In addition to MA, Cano provides: (1) PCP services to ACO-Reach, Medicaid, ACA and Commercial patients and (2) Pharmacy services Notes:1. Including primary care, specialist consultations, on-site diagnostics and preventative health programs 2. Examples include telemedicine, patient portal, appointment bookings, health trackers, among others 3. Source: Centers for Medicare and Medicaid Services Well positioned for macro tailwinds Medicare Focused Revenue Stream Expansive Florida Footprint Florida Medicare Advantage Enrollment3 7% CAGR Region Count South FL 94 North FL 28 Total 122 millions

Key Payor Relationships

- Cano's value-based model is predominantly driven by contractual arrangements with four primary Payors: Humana (Humana & CarePlus brands), UnitedHealthcare (Preferred Care Partners & Network), Elevance Health (Simply, Freedom, HealthSun and Optimum brands) and CVS Health (Coventry and Aetna brands)
- Contract lengths vary from 1-3 years, but most of Cano's key Payor contracts will need to be renewed in 2024 and 2025
- Per these contractual arrangements, Cano is generally responsible for Plan members' healthcare costs incurred at its primary care locations, plus all 3rd party medical expenses[1]
- While Cano captures gross revenue and 3rd party medical expenses for members on its books, these amounts are not actually received or paid by the Company
- Instead, the net difference between gross revenue and third-party medical expenses (i.e. "Underwriting Margin" or "Net Revenue") is received by Cano from the Payors

New management has strong relationships with key payors allowing them to drive underwriting margin growth by demonstrating the shared value provided by Cano's emphasis on quality of care

Underwriting Margin by Top Payors FY22-24


89%
89%
87%
2022
2023E
2024F
Top 3 Payors

CanoHealth

Notes: 1. Hospital visits, specialist services, surgical services, prescription drug costs, etc.

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Overview of Value-based Operating Model By transferring medical cost risk to Cano, Payors achieve more predictable margins that allow them to offer competitive benefits This transfer of risk is reflected in Cano’s Underwriting Margin, which nets (A) Capitated revenue plus (B) Fee-for-service & Other revenue against all 3rd party medical costs Capitated Revenue drives majority of Underwriting Margin and comprises: Cap Payment: a recurring, predictable payment received per member per month (PMPM) from Payors to service MA patients Surplus/Deficit: the “at-risk” margin that remains after reconciliation of patient revenue and 3rd party patient expenses1 Medicare Risk Adjustment: CMS payments reflect risk adjusted scores by member that get recalibrated twice a year (January and July)2 Fee-for-Service & Other Revenue consists of the services provided to non-members on a per service basis and pharmacy related revenue Notes:1. Typically, when a deficit position arises, the balance is carried with the Payor and must be reduced by future surplus balances before any further at-risk margin payments are made 2. Majority of new MA patients start at a “below-average” risk score regardless of their health, so Cano often “carries” more expensive patients at below average fee rates for 6-18 months until adjustment is paid 3. “Underwriting Margin” shown above is the difference between total revenue and third-party medical expenses. “Underwriting Margin” is non-GAAP financial measures that is defined and reconciled to its most directly comparable GAAP measure in the Appendix Illustrative Underwriting Margin by Source FY23 à FY24 A B FY23 Underwriting Margin $301M3

Overview of Cano Service Offerings

Cano delivers its service offerings to Plan participants in three primary formats: (A) Staff Medicare, (B) Affiliate Medicare, (C) ACO REACH; as well as Medicaid and ACA

A **Staff Medicare** => MA patients receive primary care services at Cano centers, where Cano:

- Provides all patient care, is responsible for DPE and has most control over 3rd party expenses
- Highest margin offering and largest contributor to net margin

B **Affiliate Medicare** => MA patients receive primary care services at physician groups partnered with Cano, where Cano:

- Is not responsible for DPE and has less control over 3rd party patient expenses
- Plans to improve profitability in FY24 by eliminating unprofitable physician affiliates that have demonstrated weak cost controls

C **ACO REACH** => an Affiliate model government program that encourages health care providers to form groups for Medicare purposes to reduce costs and improve health outcomes

Product Comparison - 2024	Staff Medicare	Affiliate Medicare	ACO REACH	Medicaid	ACA
Patient Care Provider	Cano	Affiliate	Affiliate	Cano	Cano
Direct Patient Expense	Cano	Affiliate	Affiliate	Cano	Cano
3P Medical Cost Controls	Cano	Affiliate	Affiliate	Cano	Cano
Surplus (Deficit) Benefit (Risk)	Cano	Cano	Cano	Cano	Cano

Cano is the responsible party for the surplus/deficit even when it is not patient care provider or in control of 3P medical costs[1]

CanoHealth

Notes: 1. Some non-risk plans exist that Cano is not responsible for surplus/deficit

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V28 Impact - Hierarchical Condition Codes Version 28 V28 refers to the adoption of the Hierarchical Condition Codes Version 28 for CMS’ Medicare Advantage Reimbursement Model In an effort to reduce Medicare costs, CMS will be eliminating certain HCC codes for reimbursement With fewer codes to apply to patients, patient risk scores and MRA rates are expected to decline Management anticipates offsetting some of the impact with coding related mitigation efforts Reduce missed coding opportunities – analysis indicated that over 4,000 coding opportunities were missed in 2021-2022 Improve back log of claim submission – less than 7 days now compared to 180+ day in 2022 Increase coder productivity with new coding workflow and better statistical control Impact of V28 and Cano’s offsetting mitigation efforts is expected to be a underwriting margin headwind of roughly $90M A B C

Financial Overview

Overview of Cano Health LRP Key Highlights Disciplined approach to Affiliate relationships and mandating improved threshold MCR levels DPE & SGA cost reduction program underway, with further programmatic rigor to follow heading into FY24 Improved profit margins by y/e FY25, with foundation laid to drive margin expansion in FY26 and beyond Strong operating free cash flow profile by FY25 once operational transformation is complete Notes: 1. Unlevered Free Cash Flow for the purposes of the above is calculated as Adj. EBITDA less CapEx, changes in working capital, and estimated costs associated with implementation of the cost savings initiatives 2. Restructuring-related cash flows include one-time impacts on working capital related to the chapter 11 filing, restructuring-related professional fees associated with preparing for and administering the chapter 11 filing, elevated levels of marketing and advertising expenditures during the chapter 11 filing and incremental professional fees following the chapter 11 filing over the forecast period 2 1 1 Note: FY’23 figures are unaudited and subject to change “Adjusted EBITDA”, “Adj. EBITDA Margin %” and “Unlevered Free Cash Flow” are non-GAAP financial measures that are defined and reconciled to their most directly comparable GAAP measures in the Appendix

Key metrics by service offering

ACO REACH and Commercial ACO Business

$millions	Actual FY'21[1]	Actual FY'22	Act/FC FY'23	Forecast FY'24
# Lives (MSSP/ACO Reach)[2]	*8K*	*39K*	*64K*	*57K*
# Lives (Commercial)	*n.a.*	*34K*	*32K*	*29K*
Total Revenue	**101**	**676**	**1,060**	**1,007**
Third-Party Medical Costs	83	591	1,019	949
Underwriting Margin - (Net Rev)	**18**	**85**	**41**	**58**
Medical Claims Ratio %	*82%*	*87%*	*96%*	*94%*
Total DPE + SGA	**10**	**46**	**31**	**40**
EBITDA	**8**	**39**	**11**	**18**
EBITDA Margin %	*43%*	*46%*	*26%*	*31%*
Pro Forma EBITDA[3]	**8**	**39**	**15**	**21**
PF EBITDA Margin %	*43%*	*46%*	*36%*	*36%*

Note: FY21 and FY22 figures are unaudited. FY'23 figures are unaudited and subject to change

"EBITDA" and "EBITDA Margin %" are non-GAAP financial measures that are defined and reconciled to their most directly comparable GAAP measures in the Appendix. "EBITDA Margin %" is EBITDA as a percentage of Underwriting Margin

Summary Org Chart



Cano Health, Inc.
Primary Care (ITC) Intermediate Holdings, LLC
100%
Cano Health, LLC
100%
American Choice Healthcare, LLC

Operating subsidiary for the ACO REACH business

Key Highlights

- ✓ ***High-growth operator of several Accountable Care Organizations in select markets including Florida, New York, Texas and 8 other states***
- ✓ ***Founded in 2015, the business has consistently ranked among the top ACOs based on savings and quality scores, delivering an average quality score of 80% in 3Q'23***
- ✓ ***Successful migration of the majority of Medicare members from MSSP to ACO REACH for program year 2023***

CanoHealth

Notes: 1. Reflects partial year for year of acquisition
2. Number of lives pre-FY'23 reflect lives covered under the Medicare MSSP Program
3. Pro forma EBITDA reflects termination of underperforming provider group. Pro forma adjustments for ACO REACH and Commercial ACO are not reflected in the consolidated LRP. PF EBITDA Margin % is Pro Forma EBITDA divided by Underwriting Margin

26

B

Cano's DPE and SG&A costs have seen significant reduction under new management; additional opportunities exist for a targeted total of ~$290M

Cano DPE and SG&A Spend (2022 – 2025 Run Rate)



DPE
SG&A
Actions
($290M)
$677M
$255M
$422M
2022 (Actual)
$708M
$273M
$435M
May 2023 Run-rate¹
$66M
1
2023 Actions Taken²
$612M
$250M
$361M
2023 (9+3)
$96M
2
2023+2024 Actions
Evaluation of an additional ~$128M in cost reduction currently in process
($87M)
Addt'l ID'd Initiatives
($41M)
Remaining Go-Get
3
$387M
DPE
SG&A
Target DPE & SG&A

Key Observations

Cano ended 2022 with operating expenses (DPE + SG&A) totaling **$677M on $677M in Net Rev**

By May 2023 (month prior to new CEO), **DPE + SG&A annualized, was running at $708M**

1. Cano is currently forecasting to end 2023 with $612M in operating expenses, **representing a $66M in reduced spend** from 2022 through aggressive mid-year actions:
   - Exiting non-core markets (e.g., TX, NV, etc.)
   - RIFs to begin right-sizing organization
2. Aggressive mid-year actions and additional operational improvements in 2023 projected to reduce DPE/SGA expenses by **$96M in 2024**:
   - Full year realization of 2nd half 2023 actions
   - Additional cost reductions (e.g., medical center consolidations, transportation cost reductions, unprofitable affiliate eliminations, attrition management., etc.)
3. To achieve a sustainable cost structure, an **additional ~$128M** in potential reductions is being evaluated through a combination of Direct Patient Expense, operating support costs and back-office expense reduction(3)

CanoHealth

Notes: 1. May 2023 DPE & SG&A expenses of ~$59M x 12 months
2. 2023 in-year savings
3. Cost to achieve savings initiatives of ~$31M. Timing and sizing of both the savings pipeline and associated CTA estimates will remain subject to change as the initiative pipeline evolves throughout FY24

27

Appendix

Non-GAAP Financial Measures Reconciliation A B C D E F Represents non-cash compensation charges Represents legal expenses, professional fees, and expenses directly related to staff needed to support acquisition activity Includes one-time legal, IT, severance and various other non-recurring items Represents the non-cash change in the value of contingent considerations related to acquired practices Represents costs related to amended or previously repaid debt Represents non-cash impact from change in warrant liabilities A B C D E F 1. Underwriting Margin, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin % and Unlevered Free Cash Flow are non-GAAP financial measures. A non-GAAP financial measure is a performance metric that departs from GAAP because it excludes earnings components that are required under GAAP. Other companies may define non-GAAP financial measures differently and, as a result, our non-GAAP financial measures may not be directly comparable to those of other companies 2. Adjusted EBITDA is a non-GAAP financial measure. At the beginning of 2023, the Company revised its definition of Adjusted EBITDA to no longer add back losses related to de novo medical centers. Please refer to the “Disclaimer – Non-GAAP Financial Measures” and reconciliation tables of Adjusted EBITDA to net loss, its most directly comparable GAAP measure. Note: Differences in the included tables are due to rounding and are not significant.